Decommissioning and Other Provisions (Tables)	12 Months Ended
Dec. 31, 2020
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Change in decommissioning and other provision balances
The change in decommissioning and other provision balances is as follows:

	Decommissioning and restoration	Other	Total
Balance, Dec. 31, 2018	407	49	456
IFRS 16 transition adjustment	—	(2)	(2)
Liabilities incurred	7	7	14
Liabilities settled	(34)	(9)	(43)
Accretion	23	—	23
Acquisition of liabilities	16	3	19
Disposition of liabilities	(23)	(9)	(32)
Revisions in estimated cash flows(1)	96	7	103
Revisions in discount rates(1)	16	—	16
Reversals	—	(1)	(1)
Change in foreign exchange rates	(7)	—	(7)
Balance, Dec. 31, 2019	501	45	546
Liabilities incurred	1	34	35
Liabilities settled	(18)	(19)	(37)
Accretion	30	—	30
Acquisition of liabilities	1	—	1
Revisions in estimated cash flows(2)	61	11	72
Revisions in discount rates(3)	36	—	36
Reversals	—	(6)	(6)
Change in foreign exchange rates	(4)	—	(4)
Balance, Dec. 31, 2020	608	65	673
(1) During 2019, the Corporation adjusted the Centralia mine decommissioning and restoration provision as management no longer believes that the fine coal recovery and reclamation work will occur as originally proposed. Refer to Note 3(A)(III) for further details. In addition, due to the changes in estimated useful lives, the discount rates used for the Alberta Thermal and mining operations decommissioning provisions were changed. The use of a lower inflation rate decreased the corresponding liabilities.
(2) During 2020, the Corporation adjusted the Highvale mine decommissioning and restoration provision to reflect the mine closure advancement, an updated mine plan and current mining activity including increased volume of material movement. Refer to Note 3(A)(III) for further details. This increase was partially offset by a decrease in the Sarnia decommissioning and restoration provision as a result of an updated engineering study.
(3) Discount rates at Dec. 31, 2020 are generally lower than those at Dec. 31, 2019, due to decreases in the underlying risk-free US and Canadian benchmark yields and changes in credit spreads due to volatility within the market as a result of COVID-19. On average, these rates decreased by approximately 0.3 to 0.9 per cent.

	Decommissioning and restoration	Other	Total
Balance, Dec. 31, 2019	501	45	546
Current portion	36	22	58
Non-current portion	465	23	488
Balance, Dec. 31, 2020	608	65	673
Current portion	21	38	59
Non-current portion	587	27	614